Exhibit 24

Power of Attorney

WHEREAS, Compagnie Générale de Géophysique (the “Company”) intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (the “Act”), a Registration Statement on Form F-4 (the “Registration Statement”) in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

NOW THEREFORE, I, Robert Brunck, in my capacity as a director of the Company, do hereby appoint Michel Ponthus (Senior Executive Vice President, Finance & Human Resources of the Company) and Christophe Pettenati-Auzière (Senior Executive Vice President Strategy, Control and Plan of the Company), and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as Chairman of the Board and Chief Executive Officer of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of May, 2002.

Name:  Robert Brunck

Title:    Chairman of the Board and Chief Executive Officer

Signature:   /s/   Robert Brunck

Power of Attorney

WHEREAS, Compagnie Générale de Géophysique (the “Company”) intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (the “Act”), a Registration Statement on Form F-4 (the “Registration Statement”) in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

NOW THEREFORE, I, Christian Marbach, in my capacity as a director of the Company, do hereby appoint Michel Ponthus (Senior Executive Vice President, Finance & Human Resources of the Company) and Christophe Pettenati-Auzière (Senior Executive Vice President Strategy, Control and Plan of the Company), and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of May, 2002.

Name:  Christian Marbach

Title:    Director of the Company

Signature:   /s/   Christian Marbach

Power of Attorney

WHEREAS, Compagnie Générale de Géophysique (the “Company”) intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (the “Act”), a Registration Statement on Form F-4 (the “Registration Statement”) in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

NOW THEREFORE, I, Daniel Valot, in my capacity as a director of the Company, do hereby appoint Michel Ponthus (Senior Executive Vice President, Finance & Human Resources of the Company) and Christophe Pettenati-Auzière (Senior Executive Vice President Strategy, Control and Plan of the Company), and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of May, 2002.

Name:  Daniel Valot

Title:    Director of the Company

Signature:   /s/   Daniel Valot

Power of Attorney

WHEREAS, Compagnie Générale de Géophysique (the “Company”) intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (the “Act”), a Registration Statement on Form F-4 (the “Registration Statement”) in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

NOW THEREFORE, I, Gérard Friés, in my capacity as a director of the Company, do hereby appoint Michel Ponthus (Senior Executive Vice President, Finance & Human Resources of the Company) and Christophe Pettenati-Auzière (Senior Executive Vice President Strategy, Control and Plan of the Company), and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of May, 2002.

Name:  Gérard Friés

Title:    Director of the Company

Signature:   /s/   Gérard Friés

Power of Attorney

WHEREAS, Compagnie Générale de Géophysique (the “Company”) intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (the “Act”), a Registration Statement on Form F-4 (the “Registration Statement”) in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

NOW THEREFORE, I, Robert Castaigne, in my capacity as a director of the Company, do hereby appoint Michel Ponthus (Senior Executive Vice President, Finance & Human Resources of the Company) and Christophe Pettenati-Auzière (Senior Executive Vice President Strategy, Control and Plan of the Company), and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of May, 2002.

Name:  Robert Castaigne

Title:    Director of the Company

Signature:   /s/   Robert Castaigne

Power of Attorney

WHEREAS, Compagnie Générale de Géophysique (the “Company”) intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (the “Act”), a Registration Statement on Form F-4 (the “Registration Statement”) in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

NOW THEREFORE, I, Jean Dunand, in my capacity as a director of the Company, do hereby appoint Michel Ponthus (Senior Executive Vice President, Finance & Human Resources of the Company) and Christophe Pettenati-Auzière (Senior Executive Vice President Strategy, Control and Plan of the Company), and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of May, 2002.

Name:  Jean Dunand

Title:    Director of the Company

Signature:   /s/   Jean Dunand

Power of Attorney

WHEREAS, Compagnie Générale de Géophysique (the “Company”) intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (the “Act”), a Registration Statement on Form F-4 (the “Registration Statement”) in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

NOW THEREFORE, I, John MacWilliams, in my capacity as a director of the Company, do hereby appoint Michel Ponthus (Senior Executive Vice President, Finance & Human Resources of the Company) and Christophe Pettenati-Auzière (Senior Executive Vice President Strategy, Control and Plan of the Company), and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of May, 2002.

Name:  John MacWilliams

Title:    Director of the Company

Signature:   /s/   John MacWilliams

Power of Attorney

WHEREAS, Compagnie Générale de Géophysique (the “Company”) intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (the “Act”), a Registration Statement on Form F-4 (the “Registration Statement”) in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

NOW THEREFORE, I, Yves Lesage, in my capacity as a director of the Company, do hereby appoint Michel Ponthus (Senior Executive Vice President, Finance & Human Resources of the Company) and Christophe Pettenati-Auzière (Senior Executive Vice President Strategy, Control and Plan of the Company), and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of May, 2002.

Name:  Yves Lesage

Title:    Director of the Company

Signature:   /s/   Yves Lesage

Power of Attorney

WHEREAS, Compagnie Générale de Géophysique (the “Company”) intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (the “Act”), a Registration Statement on Form F-4 (the “Registration Statement”) in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

NOW THEREFORE, I, Pierre Jacquard, in my capacity as a director of the Company, do hereby appoint Michel Ponthus (Senior Executive Vice President, Finance & Human Resources of the Company) and Christophe Pettenati-Auzière (Senior Executive Vice President Strategy, Control and Plan of the Company), and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of May, 2002.

Name:  Pierre Jacquard

Title:    Director of the Company

Signature:   /s/   Pierre Jacquard

Power of Attorney

WHEREAS, Compagnie Générale de Géophysique (the “Company”) intends to file with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933 (the “Act”), a Registration Statement on Form F-4 (the “Registration Statement”) in order to register certain securities pursuant to the Act as have been approved by the Board of Directors pursuant to resolutions adopted thereby, and also to file any and all exhibits and other documents relating to said Registration Statement that are necessary or advisable;

NOW THEREFORE, I, Robert Semmens, in my capacity as a director of the Company, do hereby appoint Michel Ponthus (Senior Executive Vice President, Finance & Human Resources of the Company) and Christophe Pettenati-Auzière (Senior Executive Vice President Strategy, Control and Plan of the Company), and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in my name, place and stead in my capacity as a director of the Company, said Registration Statement, any and all amendments to said Registration Statement and all instruments as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf in my capacity as a director any act whatsoever that is necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve all of such acts of said attorneys and each of them.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 7th day of May, 2002.

Name:  Robert Semmens

Title:    Director of the Company

Signature:   /s/   Robert Semmens